Exhibit 10.1

Execution Copy

AMENDMENT TO

CONTRIBUTION AND SALE AGREEMENT

Dated as of June 30, 2013

AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT

This AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT (this “Amendment”), dated as of June 30, 2013 is made by and among Seadrill Limited, a Bermuda exempted company (“Seadrill”), Seadrill Partners LLC, a Marshall Islands limited liability company (the “Company”), Seadrill Member LLC, a Marshall Islands limited liability company (the “Seadrill Member”), Seadrill Operating GP LLC, a Marshall Islands limited liability company (“OPCO GP”), Seadrill Operating LP, a Marshall Islands limited partnership (“Seadrill Operating”), Seadrill Capricorn Holdings LLC, a Marshall Islands limited liability company (“Seadrill Capricorn Holdings”), Seadrill Opco Sub LLC, a Marshall Islands limited liability company (“Seadrill Opco Sub”), Seadrill Americas Inc., a Texas corporation (“Seadrill Americas”), Seadrill Offshore AS, a Norwegian company (“Seadrill Offshore”), and Seadrill UK Ltd., a private company limited by shares incorporated in England (“Seadrill UK”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into a Contribution and Sale Agreement dated as of October 22, 2012 (the “Contribution and Sale Agreement”) whereby Seadrill transferred equity interests in certain entities to the Company and its subsidiaries; and

WHEREAS, the Parties did not provide for any working capital adjustments related to intercompany accounts in connection with the transactions contemplated in the Contribution and Sale Agreement, based on their understanding of the status of intercompany balances as reflected in the Combined Consolidated Carve-Out Balance Sheet of the Company’s Predecessor as at June 30, 2012; and

WHEREAS, between June 30, 2012 and October 22, 2012 a substantial net balance of intercompany payables developed in favor of Seadrill; and

WHEREAS, consistent with the spirit and intent of the Contribution and Sale Agreement, the Parties agree that the working capital of the Company as at October 24, 2012 should be conformed to the amount of working capital reflected in the Combined Consolidated Carve-Out Balance Sheet of the Company’s Predecessor as at June 30, 2012 and consequently a portion of these intercompany payables should have been converted to equity prior to closing of the transactions contemplated in the Contribution and Sale Agreement;

WHEREAS, the Parties have identified and agreed upon the net intercompany payable balances which should be converted;

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Except as expressly set forth herein, all capitalized terms in this Amendment shall have the meaning assigned to such terms in the Contribution and Sale Agreement.

ARTICLE II

RECLASSIFICATION OF INTERCOMPANY BALANCES

Section 2.1 Conversion of Intercompany Balances. The Parties agree that as of June 30, 2013, the accounts of the Parties shall be adjusted to convert certain payment balances. The Parties agree that the adjustment shall be treated as (i) a net capital contribution by Seadrill to Seadrill Operating in the amount of $20,000,000 without any increase of the percentage interest of Seadrill in Seadrill Operating; and (ii) a net capital contribution by Seadrill to Seadrill Capricorn Holdings in the amount of $20,504,881 without the issuance of additional units in Seadrill Capricorn Holdings to Seadrill. Each Party agrees to enter into the necessary and appropriate transactions with its subsidiaries in order to effect the conversion of the individual payment balances.

ARTICLE III

RATIFICATION OF OTHER TERMS

Section 3.1 Ratification. The Parties hereby reconfirm and ratify all terms and conditions of the Contribution and Sale Agreement except as expressly amended hereby.

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2

IN WITNESS WHEREOF, the parties to this Amendment have caused it to be duly executed as of the date first above written.

SEADRILL LIMITED

By:	/s/ Kate Blakenship
Name:	Kate Blakenship
Title:	President

SEADRILL PARTNERS LLC

By:	/s/ Graham Robjohns
Name:	Graham Robjohns
Title:	Chief Executive Officer

SEADRILL MEMBER LLC
By:	Seadrill Limited, its sole member

By:	/s/ Kate Blakenship
Name:	Kate Blakenship
Title:	President

SEADRILL OPERATING GP LLC

By:	/s/ Rune Magnus Lundetræ
Name:	Rune Magnus Lundetræ
Title:	President

SEADRILL OPERATING LP

By:	Seadrill Operating GP LLC, its general partner

By:	/s/ Rune Magnus Lundetræ
Name:	Rune Magnus Lundetræ
Title:	President

SEADRILL CAPRICORN HOLDINGS LLC

By:	/s/ Robert Hingley-Wilson
Name:	Robert Hingley-Wilson
Title:	Director

SEADRILL OPCO SUB LLC

By:	/s/ Robert Hingley-Wilson
Name:	Robert Hingley-Wilson
Title:	Director

SEADRILL AMERICAS INC.

By:	/s/ Lain Hope
Name:	Lain Hope
Title:	President

SEADRILL OFFSHORE AS

By:	/s/ Jon Olav Osthus
Name:	Jon Olav Osthus
Title:	Director

SEADRILL UK LTD.

By:	/s/ Robert Hingley-Wilson
Name:	Robert Hingley-Wilson
Title:	Director